Offerings - Offering: 1	Mar. 05, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Debt
Security Class Title	5.514% Fixed Rate / Floating Rate Senior Notes due 2031
Amount Registered | shares	500,000,000
Proposed Maximum Offering Price per Unit | shares	1
Maximum Aggregate Offering Price | $	$ 500,000,000
Fee Rate	0.01531%
Amount of Registration Fee | $	$ 76,550
Offering Note	(1) Calculated in accordance with Rule 457(r) under the Securities Act of 1933, as amended.